The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account H

                     American Legacy Shareholder's Advantage

      Supplement dated October 23, 2006 to the Prospectus dated May 1, 2006


This supplement describes a change to the Prospectus for the American Legacy Shareholder's Advantage variable annuity contract. This change applies only to contracts purchased on or after October 23, 2006. This supplement is for informational purposes and requires no action on your part.

The Contracts - Who Can Invest.

At the time of issue, the contractowner, joint owner and annuitant must be under age 86.



                Please keep this Supplement for future reference.